SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C.  20549


                                    FORM 8-K/A



                                  CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of the
                        Securities and Exchange Act of 1934



        Date of Report (Date of earliest event reported): February 15, 2001


                              STRATESEC INCORPORATED
              (Exact name of registrant as specified in its charter)


   Delaware                          1-13427                    22-2817302
  (State of                    (Commission File No.)          (IRS Employer
 Incorporation)                                              Identification No.)


                           105 Carpenter Drive, Suite C
                            Sterling, Virginia 20164
           (Address of principal executive offices, including zip code)



                                    (703) 709-8686
                  (Registrant's telephone number, including area code)


                                 STRATESEC INCORPORATED

Item 7.  Financial Statements and Exhibits

(c)      Exhibits.  The following exhibit is filed with this report:

         Exhibit No.                                 Description

         16                               Letter of McGladrey & Pullen, LLP

                                      SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     STRATESEC INCORPORATED


                                    /s/ Barry McDaniel
                                    -----------------------------
                                    Barry McDaniel
                                    President



Dated: February 27, 2001

                              STRATESEC Incorpated
                                  Exhibit Index
                                   to Form 8-K

Exhibit No.                         Description

16       Letter of McGladrey & Pullen, LLP

Securities and Exchange Commission
Washington, D.C.  20549




We have read and agree with the statements of STRATESEC, Incorporated (the "Company") included in Item 4 of the Company's Current Report on Form 8-K, dated February 23, 2001, except that we have no basis to agree or disagree with the Company's statements made in the third and fifth sentence of the first paragraph and in the last sentence of the third paragraph.


                                      s/s MCGLADREY & PULLEN, LLP

                                        McGladrey & Pullen, LLP


Bethesda, MD
February 26, 2001